Exhibit 99.1

Tapestry Pharmaceuticals, Inc. Leonard Shaykin - Chairman and CEO Don Picker, Ph.D. - President Sandra Silberman, M.D., Ph.D. - CMO Gordon Link - CFO

Forward Looking Statements This presentation contains forward-looking statements. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performances or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Each of these statements is based only on current information, estimates and expectations that are inherently subject to change and involve a number of risks and uncertainties. Forward-looking statements include, but are not limited to, statements about our product development efforts, in particular with respect to the clinical trial results and regulatory approval of TPI 287; the initiation, completion or success of preclinical studies and clinical trials; clinical trial initiation and completion dates, anticipated regulatory filing dates and regulatory approval for our product candidates; completion of our proposed public financing; our intentions to expand our capabilities and hire additional employees; anticipated operating losses, future revenues, research and development expenses, and the need for additional financing; our use of proceeds from this offering; and our financial performance. Any statement in this presentation that is not a statement of historical fact should be considered a forward-looking statement. In some cases, you can identify forward-looking statements by terms such as “project,” “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “potential” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We discuss many of these risks in the registration statement that we have on file with the Securities and Exchange Commission. The forward-looking statements contained herein are made as of the date hereof, and we undertake no obligation to update or revise them.

Offering Summary Offering Size: $40 million Ticker / Exchange TPPH / NASDAQ Timing Mid-late June Use of Proceeds: R&D and other General Corporate Purposes Underwriters: Banc of America Securities LLC (Bookrunner) Needham & Company, LLC Rodman & Renshaw, LLC

TPI 287: Proprietary Next Generation Taxane

TPI 287: Significantly Differentiated from Currently Marketed Taxanes In preclinical animal models, TPI 287 has demonstrated the potential for: Differentially higher activity than taxanes in resistant tumors (MDR) Both innately resistant tumors and those which develop resistance Crossing the blood-brain barrier CNS tumors (primary or metastatic) Oral activity and bioavailability Potentially enables synergistic combination therapy with other anti-cancer drugs

How Is TPI 287 Different than other Taxanes?


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TPI 287

- More lipophilic than other taxanes
- A component of the molecule is designed to be hydrophilic


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PACLITAXEL


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DOCETAXEL

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TAPESTRY

TPI 287 Clinical Pipeline Development Stage Dosage Form Indication Pre-Clinical Phase I Phase II Phase III Next Milestone / Timing Hormone Refractory Prostate Cancer Complete Phase II 1H 2008 Glioblastoma Multiforme Initiate Phase II Summer 2007 Multiple Primary CNS Tumors Initiate Phase Ib/II 2H 2007 Pancreatic Cancer Initiate Phase II 2H 2007 IV Other Drug Resistant Tumors (lung and breast cancer) TBD Multiple Cancers Initiate Phase lb/II PK study Summer 2007 Oral Combination Trial (Tumor type TBD) Initiate Phase Ib/ II 2H 2007

Market Opportunity

Estimated Annual U.S Cancer Incidence and Deaths Source: American Cancer Society. Our Current Focus 220,000 21,000 37,000 215,000 174,000 27,000 13,000 33,000 40,000 160,000 0 50,000 100,000 150,000 200,000 250,000 Prostate GBM Pancreatic Breast Lung & Bronchus New Cases Annually Deaths Annually

Overview of WW Branded Taxane Market Source: Public Company Filings. (a)CAGR for Abraxane covers 2005-2006. (Revenue in millions) (a) Opportunity for TPI 287 to grow the taxane market Taxanes are not currently used in several areas: Brain tumors Resistant tumors Oral dosage forms Combination therapy with other anti-cancer therapy with hematological toxicity 2000 - 2006 CAGR 4.6% 30.8% 21.4% (15.6%) $1,561 $1,112 $857 $934 $991 $747 $563 $686 $898 $1,188 $1,538 $1,784 $2,000 $2,198 $134 $175 $2,247 $2,936 $2,881 $2,775 $2,473 $2,046 $2,010 0 1,000 2,000 $3,000 2000 2001 2002 2003 2004 2005 2006 Taxol Taxotere Abraxane

TPI 287 Pre-clinical Biology Studies

TPI 287: Pre-clinical Summary In Vitro Studies More active than standard therapies in multiple cell lines expressing MDR1 Tumor cell lines included breast, colon, lung, pancreas, prostate Tumor Xenograft Studies Greater activity than other taxanes in breast, colon, lung, and prostate tumors models expressing MDR1 Tumor Orthotopic Xenograft Studies Human glioblastoma implanted intracranially TPI 287 improves survival Combination with temozolamide (approved for human therapy of glioblastoma) shows significant additivity

TPI 287 is More Active than Comparator Agents in Resistant Cell Lines 55 5.5 Oxaliplatin 0.1000 Liver (resistant) 1.6 0.0072 Docetaxel 0.0046 Lung 80 38 0.8 0.2 Doxorubicin Doxorubicin 0.0100 0.0053 Uterine (resistant) Uterine 1.4 0.124 13.4 17.7 0.05 2.0 0.0003 Comparator IC50 280 1.6 3900 3600 5.3 200 0.5 Cytotoxicity Index Cisplatin 0.0050 Prostate (resistant) Gemcytabine 0.0763 Pancreas Vincristine Vincristine 0.0034 0.0049 Neuroblastoma (resistant) Neuroblastoma Irinotecan 0.0095 Colon (resistant) Paclitaxel Paclitaxel 0.0100 0.0006 Breast (resistant) Breast Comparator TPI 287 IC50 Tumor Cell Line

Unlike other Taxanes, TPI 287 is not Actively Pumped Out of Cells by MDR1 Efflux Pump 17.40 9.31 paclitaxel 6.17 TPI 287 B-->A A-->B Compound 27.9 paclitaxel 15.1 22.8 TPI 287 B-->A A-->B Compound MDCKII-MDR1 permeability rate Caco-2 permeability rate Conclusions: TPI 287 is not a P-gp (MDR1) substrate TPI 287 may be orally bioavailable 4.9 8.39

 Multidrug Resistant Neuroblastoma Xenograft 0.0 200.0 400.0 600.0 800.0 1000.0 1200.0 1400.0 1600.0 1 11 21 31 41 Day % Tumor Volume Control Paclitaxel Docetaxel Abraxane TPI 287 TGI = Tumor Growth Inhibition, calculated at day 16. TGI on Day 16 0% 13% 24% 38% 89%

Multidrug Resistant Colon Cancer Xenograft 0.0 200.0 400.0 600.0 800.0 1000.0 1200.0 1400.0 1 11 21 31 Day % Tumor Volume Control Paclitaxel Docetaxel Abraxane TPI 287 TGI on Day 13 0% 26% 20% 30% 60% TGI = Tumor Growth Inhibition, calculated at day 13.

Oral and IV Efficacy of TPI 287 in Glioblastoma Xenograft Model TPI 287 IV Dosing 0.0 200.0 400.0 600.0 800.0 1000.0 1200.0 1400.0 1600.0 1800.0 2000.0 1 21 41 61 81 Day % Tumor Volume Control TPI 287 TPI-287 Oral Dosing TPI 287 IV Dosing

Intracranial Mouse GBM Xenograft Study ILS = Increased Life Span; measured at the median survival time (50% of mice alive). ILS 0% 60% 45% 380% 575% 650% Intracranial Mouse GBM Xenograft Study 0 10 20 30 40 50 60 70 80 90 100 0 20 40 60 80 100 Days % Survival Control TPI 287 high dose TPI 287 low dose Temozolomide Temozolomide + TPI 287 high dose Temozolomide + TPI 287 low dose

TPI 287: Phase II Clinical Trial Designs

Hormone Refractory Prostate Cancer 80 Patients resistant to taxane therapy Stratify 40 Patients 40 Patients Innate Resistance < 3 months on taxanes Developed Resistance 3 months on taxane (Up to 10 cycles) Open-label, multi-center trial Dosing regimen: Q21 days, with potential for dose modification Go/No Go based on first 22 patients per strata TRIAL DESCRIPTION PRIMARY ENDPOINT / OBJECTIVE SECONDARY ENDPOINT Reduction in the level of the patients' prostate-specific antigen, or PSA, or The "Response Evaluation Criteria in Solid Tumors" measured by CT scans or through magnetic resonance imaging Patient's time to progression and effect on pain intensity Study to be completed in 1H 2008 TIMING

Glioblastoma Multiforme / Primary CNS Tumors Open-label, multi-center trial Up to 50 patients Patients with GBM that has recurred or progressed following prior radiation and temozolomide therapy Dosing regimen: Q7 days x 3 Q28 days Go/No Go based on 6 month PFS Six-month progression free survival (PFS) Evaluate any response to treatment including adverse events Initiate in the summer of 2007 Open-label, multi-center dose escalation trial Up to 60 patients Patients whose condition has recurred or progressed following prior temozolamide therapy Determine MTD of the combination of TPI 287 and temozolomide Response to treatment Pharmacokinetics of both TPI 287 and temozolomide Initiate in 2H 2007 PHASE II TRIAL: AS SINGLE AGENT IN GBM PHASE Ib/II TRIAL: IN COMBINATION WITH TEMOZOLOMIDE FOR CNS TUMORS TRIAL DESCRIPTION PRIMARY ENDPOINT / OBJECTIVE SECONDARY ENDPOINT TIMING

Pancreatic Cancer 200 Patients under previous Gemcitabine therapy with recurring / progressing tumors Randomized 100 Patients 100 Patients TPI 287 5-FU based therapy (or physician’s choice, including BSC) Randomized, multi-center trial Dosing regimen: Q7 days x 3 Q28 days, with potential for dose modification Go/No Go based on 6 month PFS Evaluate subpopulations based on prognostic scores (e.g. tumor size, grade, CA 19-9 at baseline) TRIAL DESCRIPTION PRIMARY ENDPOINT / OBJECTIVE SECONDARY ENDPOINT 6-month PFS Evaluate any response, adverse events to treatment Initiate in 2H 2007 TIMING

Overview of 2007-2008 Milestones 2H’07: Initiate Phase II trial for pancreatic cancer IV Trial Initiation Trial Completion 2H 2007 1H 2007 1H 2008 1H’08: Complete Phase II trial for prostate cancer 2H’07: Initiate Phase Ib/II trial in combination therapy 2H 2008 Summer ‘07: Initiate Phase Ib/II PK study for oral formulation 1H’07: Initiated Phase II trial for prostate cancer Summer ‘07: Initiate Phase II trial for GBM Oral Trial Initiation 2H’07: Initiate Phase Ib/II trial for multiple primary CNS tumors

Corporate Overview

Actual As Adjusted (1) Cash, cash equivalents and short-term investments 18,198 $ 55,198 $ Long-term debt, excluding current portion 84 112 Stockholders' equity 123 273 146,535 183,385 (128,217) (128,217) 18,441 55,441 Total capitalization (excluding cash, cash equivalents 18,525 $ 55,553 $ (1) Assumes we sell 20,000,000 shares of common stock at an assumed The table above excludes as of March 28, 2007 warrants and options for the purchase of (in thousands, except share data) Tapestry Pharmaceuticals, Inc. Capitalization Table As of March 28, 2007 March 28, 2007 19.5 million shares of common stock. discounts and commissions and offering expenses payable by us. public offering price of $2.00 per share, or $37 million net of estimated underwriting and short-term investments) Total stockholders' equity Accumulated deficit Additional paid-in capital 16,374,395, actual; 36,374,395, as adjusted Common stock; 100,000,000 shares Authorized

Use of Proceeds Beginning cash* (3/28/07) $18,198 Net financing 37,000 Cash available 55,198 2007-2008 operations Clinical operations 20,820 Other R&D 20,716 G&A 10,293 Other (net)** (2,702) Ending cash (12/31/08) $ 6,071 * In thousands. ** Interest income, cap ex, change in accruals, etc.

Leonard Shaykin Chairman and CEO Donald Picker, Ph.D. President – Genta (Genasense®), Johnson Matthey (Carboplatin, Satraplatin and Picoplatin) Sandra Silberman, M.D., Ph.D. CMO – Eisai (Halichondrin), Novartis (GleevecTM), Pfizer (TarcevaTM) Gordon Link CFO – Synergen, Deloitte & Touche Martin Batt COO – Grisanti, Galef & Goldress James McChesney, Ph.D. CSO – Natural Products Chemistry - Director of Research Institute of Pharmaceutical Sciences and former Chairman of the Department of Pharmacognosy, University of Mississippi David Emerson, Ph.D. VP of Cancer Biology - OSI, Gilead and GSK Gilles Tapolsky, Ph.D. VP of Product Development - Rhone Poulenc Rorer, Flamel Technologies Management Team

Scientific Advisory Board Paul A. Bunn, Jr., M.D. (Chair) Director of the University of Colorado Cancer Center, past president of American Society of Clinical Oncology (2002-2003), and former chairman of the Oncologic Drugs Advisory Committee (ODAC) for FDA S. Gail Eckhardt, M.D. Professor of Medicine and Director of the Developmental Therapeutics and GI Malignancies Programs at the University of Colorado Health Sciences Center in Denver Eric K. Rowinsky, M.D. CMO, Imclone, Former Director of the Institute for Drug Development, Cancer Therapy and Research Center and Clinical Professor of Medicine at the University of Medicine at the University of Texas Health Science Center at San Antonio Daniel D. Von Hoff, M.D. Professor of Medicine, Pathology, Molecular and Cellular Biology and the Director of the Arizona Health Sciences Center’s Cancer Therapeutics Program Susan Band Horwitz, Ph.D. Distinguished University Professor, Rose C. Falkenstein Professor of Cancer Research, and Co-Chair of the Department of Molecular Pharmacology at the Albert Einstein College of Medicine. Associate Director for Therapeutics at the Albert Einstein Cancer Center.

Investment Rationale Proprietary next generation taxane Potential for best in class Multiple Phase II programs Experienced oncology drug development team Large commercial opportunity Strong cash position Modest burn rate

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